                                                                      EXHIBIT 24


                              SEMCO ENERGY, INC.

                               POWER OF ATTORNEY


     Whereas, the Board of Directors of SEMCO Energy, Inc., a Michigan corporation, by written consent dated as of November 16, 1999, authorized the execution of one or more Registration Statements for the registration and sale of up to $500,000,000 of securities and the filing of said Registration Statements with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     NOW, THEREFORE, each of the undersigned hereby appoints William L. Johnson and Sebastian Coppola his or her true and lawful attorneys to execute, in his/her name and in the capacity shown below, said Registration Statements and any and all amendments thereto and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power of substitution and resubstitution.

     IN WITNESS WHEREOF, we have hereunto set our hands as of the 16th day of November, 1999.


/s/ Daniel A. Burkhardt                        /s/ William L. Johnson
---------------------------------              ---------------------------------
Daniel A. Burkhardt, Director                  William L. Johnson, Chairman,
                                               President, CEO and Director
                                               (Principal Executive Officer)


/s/ Edward J. Curtis                           /s/ Harvey I. Klein
---------------------------------              ---------------------------------
Edward J. Curtis, Director                     Harvey I. Klein, Director




/s/ Sebastian Coppola                          /s/ Frederick S. Moore
---------------------------------              ---------------------------------
Sebastian Coppola, Senior Vice                 Frederick S. Moore, Director
President and CFO (Principal
Financial and Accounting Officer)




/s/ John T. Ferris                             /s/ Edith A. Stotler
---------------------------------              ---------------------------------
John T. Ferris, Director                       Edith A. Stotler, Director




/s/ Michael O. Frazer                          /s/ Donald N. Thomason
---------------------------------              ---------------------------------
Michael O. Frazer, Director                    Donald N. Thomason, Director



/s/ Marcus Jackson
---------------------------------
Marcus Jackson, Director